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                                                                     EXHIBIT 3.2

                          DFI/AERONOMICS INCORPORATED


                                    BYLAWS


                                   ARTICLE I

                                    OFFICES

          Section 1.1.   Registered Office.  The registered office shall be in
                         -----------------
the City of Wilmington, County of New Castle, State of Delaware.

          Section 1.2.   Other Offices.  The corporation may also have offices
                         -------------
at such other places, either within or without the State of Delaware, as the board of directors may from time to time to determine or as the business of the corporation may require.

                                   ARTICLE 2

                           MEETINGS OF STOCKHOLDERS

          Section 2.l.   Place of Meetings. All meetings of the stockholders
                         -----------------
shall be held at the office of the corporation or at such other places as may be fixed from time to time by the board of directors, either within or without the State of Delaware, and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

          Section 2.2.   Annual Meetings. Annual meetings of stockholders,
                         ---------------
commencing with the year 1998, shall be held at the time and place to be selected by the board of directors. If the day is a legal holiday, then the meeting shall be held on the next following business day. At the meeting, the stockholders shall elect a board of directors and transact such other business as may properly be brought before the meeting. The shareholders' vote may be by voice vote or by


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ballot; provided, however, that any election for directors must be by ballot if
        --------  -------
demanded by any shareholder at the meeting before the voting has begun.

           Section 2.3. Notice of Annual Meeting. Written notice of the annual
                        ------------------------
meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

           Section 2.4. Voting List. The officer who has charge of the stock
                        -----------
ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

           Section 2.5. Special Meetings. Special meetings of the stockholders,
                        ----------------
for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, (i) may be called by the chairman of the board, the vice-chairman of the board, the chief executive officer or the president,
(ii) shall be called by the president or secretary at the request in writing of a majority of the board of directors, or (iii) may be called by the holders of ten percent or more of the outstanding shares of the corporation. Such request shall state the purpose or purposes of the proposed meeting.

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          Section 2.6. Notice of Special Meetings. Except as otherwise provided
                       --------------------------
in this Section 2.6, written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting. If a special meeting is called by any person or persons other than an authorized officer or the board, a written request to give notice of the meeting, specifying the time of the meeting and the general nature of the business proposed to be transacted, shall be delivered personally or sent by registered mail or by telegraphic or facsimile transmission to the chairman of the board, vice chairman of the board, the chief executive officer or the president of the Corporation. The officer receiving the request shall cause notice to be given promptly to the shareholders entitled to vote that a meeting will be held at the time requested by the person or persons calling the meeting, not to be less than 35 nor more than 60 days after the request. If the notice is not given within 20 days after receipt of the request, the person or persons requesting the meeting may give the notice. Business transacted at any special meeting of the stockholders shall be limited to the purposes stated in the notice. Nothing in this Section 2.6 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the board or an authorized officer may be held.

          Section 2.7.   Quorum.  The holders of a majority of the stock issued
                         ------
and outstanding and entitled to vote at any meeting of shareholders as determined in accordance with the provisions of the Certificate of Incorporation and these Bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (the "General Corporation Law") (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements), present in person or represented by proxy, shall constitute a

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quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

          Section 2.8. Order of Business. At each meeting of the stockholders,
                       -----------------
one of the following persons, in the order in which they are listed (and in the absence of the first, the next, and so on), shall serve as chairman of the meeting: chairman of the board, vice chairman of the board, chief executive officer, president, vice presidents (in the order of their seniority if more than one) and secretary. The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof, and the opening and closing of the voting polls.

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          Section 2.9.  Majority Vote. When a quorum is present at any meeting,
                        -------------
the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes or of the certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

          Section 2.10. Method of Voting.  Unless otherwise provided in the
                        ----------------
certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

          Section 2.11. Action Without Meeting. Except as otherwise provided in
                        ----------------------
this Section 2.11 or in the Certificate of Incorporation, any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Every written consent shall bear the date of signature of each shareholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the Corporation, written consents signed by a sufficient number of shareholders to take such action are delivered to the Corporation. All such consents shall be filed with the secretary of the Corporation and shall be maintained in the corporate records. Any shareholder giving a written consent, or the shareholder's proxy holders, or a transferee of the shares, or a personal

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representative of the shareholder, or their respective proxy holders, may revoke the consent by a writing received by the secretary of the Corporation before written consents of the number of shares required to authorize the proposed action have been filed with the secretary of the Corporation. Prompt notice, in accordance with the provisions of these Bylaws, of the taking of any corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing to such action. If the action which is consented to is such as would have required the filing of a certificate under any section of the General Corporation Law if such action had been voted on by shareholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of shareholders, that written consent and written notice thereof have been given as provided in Section 228 of the General Corporation Law .

                                   ARTICLE 3

                                   DIRECTORS

          Section 3.1. General Powers. The business and affairs of the
                       --------------
corporation shall be managed by or under the direction of the board of directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by law or by the certificate of incorporation of the corporation or by these Bylaws directed or required to be exercised or done by the stockholders.

          Section 3.2. Number of Directors. The board of directors shall have
                       -------------------
not less than five (5) nor more than nine (9) directors. The number of directors constituting the board shall be such number as shall be from time to time specified by resolution of the board of directors; provided, however, no director's term shall be shortened by reason of a resolution reducing the number of directors; and further provided that the number of directors constituting the initial board of

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directors shall be seven (7) and, shall remain such number unless and until changed by resolution of the board of directors aforesaid.

          Section 3.3. Election, Qualification and Term of Office of Directors.
                       -------------------------------------------------------
At each annual meeting of stockholders, directors shall be elected to fill the director terms expiring at such annual meeting. Directors need not be stockholders unless so required by the certificate of incorporation or these Bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director elected to fill a vacancy, shall hold office until his successor is elected and qualified or until his earlier resignation or removal. Elections of directors need not be by written ballot.

          Section 3.4. Notification of Nominations. Subject to the rights of the
                       ---------------------------
holders of any class or series of stock having the right to elect, as a class, a member of the board of directors, nominations for the election of directors may be made by the board of directors or by any stockholder entitled to vote for the election of directors. Any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such stockholder's intent to make such nomination is given, either by personal delivery or by United States mail, postage prepaid, to the secretary of the corporation not later than (i) with respect to an election to be held at an annual meeting of stockholders, thirty (30) days in advance of such meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth: the name and address of the stockholder who intends to make the nomination and of the person or persons intended to be nominated.

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          Section 3.5. First Meetings. Immediately following, and at the same
                       --------------
place as, each annual meeting of shareholders, the board of directors shall hold, without call or notice other than this Bylaw, a regular meeting for the purposes of organization, election of officers and the transaction of other business.

          Section 3.6. Regular Meetings. Regular meetings of the board of
                       ----------------
directors may be held without notice at such times and at such places as shall from time to time be determined by the board.

          Section 3.7. Special Meetings. Special meetings of the board may be
                       ----------------
called by the chairman of the board, vice chairman of the board, chief executive officer, or the president, and shall be called by the president or secretary on the written request of two directors unless the board consists of only one director, in which case special meetings shall be called by the president or secretary in like manner and on like notice on the written request of the sole director.

          Section 3.8. Quorum, Majority Vote. At all meetings of the board, a
                       ---------------------
majority of the number of directors then in office shall constitute a quorum for the transaction of business. The act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute, by the certificate of incorporation or by this Section 3.8. If a quorum shall not be present at any meeting of the board of directors, the directors present may adjourn the meeting, without notice other than announcement at the meeting, until a quorum shall be present. Notwithstanding the foregoing, the approval of two-thirds (2/3) of the members of the board of directors then in office shall be required for any of the following actions:

                  (a) the Company's redemption of any shares of any class of its capital stock;

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          (b) the Company's creation of any mortgage, deed of trust, pledge, lien, security interest, or other change or encumbrance (including the lien or security title of a conditional vendor) of any nature (other than ad valorem taxes), upon or with respect to any of its or any subsidiary's properties or notes receivable;

          (c) the Company's assumption, guarantee, endorsement or otherwise becoming directly or contingently liable for any obligation or indebtedness other than liabilities incurred in the ordinary course of business;

          (d) the Company's sale, assignment, lease or other disposition of any of its assets, including its receivables, other than in the ordinary course of business; or

          (e) the Company's sale, assignment, transfer, pledge, hypothecation or other encumbering or disposition of the capital stock or partnership interests of any subsidiary.

     Section 3.9. Action Without Meeting. Unless otherwise restricted by the
                  ----------------------
certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the board or committee.

     Section 3.10. Telephone and Similar Meetings. Unless otherwise restricted
                   ------------------------------
by the certificate of incorporation or these Bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment as long as all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting.

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          Section 3.11. Notice of Meetings. Notice of regular meetings of the
                        ------------------
board of directors or of any adjourned meeting thereof need not be given. Notice of each special meeting of the board shall be mailed to each director, addressed to such director at such director's residence or usual place of business, at least four days before the day on which the meeting is to be held or shall be sent to such director at such place by facsimile or be given personally or by telephone, not later than two days before the meeting is to be held, but notice need not be given to any director who shall, either before or after the meeting, submit a signed waiver of such notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to such director. Every such notice shall state the time and place but need not state the purpose of the meeting.

          Section 3.12. Rules and Regulations. The board of directors may adopt
                        ---------------------
such rules and regulations not inconsistent with the provisions of law, the certificate of incorporation of the corporation or these Bylaws for the conduct of its meetings and management of the affairs of the corporation as the board may deem proper.

          Section 3.13. Resignations. Any director of the corporation may at any
                        ------------
time resign by giving written notice to the board of directors, the chairman of the board, the president or the secretary of the corporation. Such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          Section 3.14. Removal of Directors. Unless otherwise restricted by
                        --------------------
statute, by the certificate of incorporation or by these Bylaws, any director or the entire board of directors may be removed with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors.

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          Section 3.15. Vacancies. Any vacancies on the board of directors
                        ---------
resulting from death, resignation, removal or other cause, shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board of directors, or by a sole remaining director, and newly created directorships resulting from any increase in the number of directors shall be filled by the board of directors, or if not so filled, by the stockholders at the next annual meeting thereof or at a special meeting called for that purpose in accordance with Section 2.5 of Article II of these Bylaws; provided, however, that any vacancy created or expected to be created as the result of the holders of any class of the corporation's capital stock having class voting rights with respect to the election of directors either failing to exercise such class voting rights or waiving such class voting rights shall be filled by the stockholders at the next annual meeting thereof or at a special meeting called for that purpose in accordance with Section 2.5 of
Article II of these Bylaws. Any director elected in accordance with the preceding sentence of this Section 3.15 shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such successor shall have been elected and qualified.

          Section 3.16. Compensation of Directors. Unless otherwise restricted
                        -------------------------
by the certificate of incorporation or these Bylaws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

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                                   ARTICLE 4

                        EXECUTIVE AND OTHER COMMITTEES

          Section 4.1. Committees. The board of directors may, by resolution
                       ----------
adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of one or more directors. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Each committee shall serve at the pleasure of the board. Each committee, to the extent provided in the resolution of the board of directors or in these Bylaws, shall have all the powers and authority of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) amend the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in
Section 151(a) of the General Corporation Law, fix the designation and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the

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General Corporation Law, (iii) recommend to the shareholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets,
(iv) recommend to the shareholders a dissolution of the Corporation, (v) amend the Bylaws of the Corporation, or (vi) approve any action subject to Section 3.8 of these Bylaws; and, unless the board resolution establishing the committee, the Bylaws or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law.

          Section 4.2 Meetings and Action of Committees. Meetings and actions of
                      ---------------------------------
committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these Bylaws, with such changes in the context of these Bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time for regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee. Special meetings of committees may also be called by resolution of the board of directors. Notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. Minutes shall be kept of each meeting of any committee and shall be reported to the board of directors when required and filed with the corporate records. The board of directors may adopt such other rules for the governance of any committee as are not inconsistent with the provisions of these Bylaws.

                                   ARTICLE 5

                                    NOTICES

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          Section 5.l.   Method.  Whenever, under the provisions of the statutes
                         ------
or of the certificate of incorporation or of these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid. Notice to directors may also be given by facsimile, personally or by telephone. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by facsimile, telegraphic or other means of written communication.

          Section 5.2.   Waiver.  Whenever any notice is required to be given
                         ------
under the provisions of the statutes or of the certificate of incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE 6

                                   OFFICERS

          Section 6.1.   Election, Qualification.  The officers of the
                         -----------------------
corporation shall be chosen by the board of directors and shall be a chairman of the board, a vice chairman of the board, a chief executive officer, a president, one or more vice presidents, a secretary and a chief financial officer. The board of directors may also choose one or more assistant secretaries and assistant treasurers and such other officers and agents as it shall deem necessary. Any number of offices may be held by the same person, unless the certificate of incorporation or these Bylaws otherwise provide.

          Section 6.2.   Salary.  The salaries of all officers and agents of the
                         ------
corporation shall be fixed by the board of directors.

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          Section 6.3.   Term, Removal.  Subject to the rights, if any, of an
                         -------------
officer under any contract of employment, any officer elected or appointed by the board of directors may be removed at any time with or without cause by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

          Section 6.4.   Resignation.  Any officer may resign at any time by
                         -----------
giving notice to the board of directors, the president or the secretary of the corporation. Any such resignation shall take effect at the date of receipt of such notice or at any later date specified therein; provided that the president or, in the event of the resignation of the president, the board of directors may designate an effective date for such resignation which is earlier than the date specified in such notice but which is not earlier than the date of receipt of such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          Section 6.5.   Vacancies.  A vacancy in any office because of death,
                         ---------
resignation, removal or any other cause may be filled in the manner prescribed in these Bylaws for regular appointment to such office.

          Section 6.6.   Chairman of the Board.  The chairman of the board shall
                         ---------------------
preside at meetings of the board of directors and meetings of the stockholders. The chairman of the board shall counsel with and advise the other officers and perform such other duties as the board or the executive committee may from time to time determine. The chairman of the board may sign and execute in the name of the corporation deeds, mortgages, bonds, contracts or other instruments authorized by the board of any committee thereof empowered to authorize the same.

          Section 6.7.   Vice Chairman of the Board.  The vice chairman of the
                         --------------------------
board shall, in the absence of the chairman of the board, preside at meetings of the board of directors and meetings

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of the stockholders. The vice chairman of the board shall counsel with and advise the other officers and perform such other duties as the board or the executive committee may from time to time determine. The vice chairman of the board may sign and execute in the name of the corporation deeds, mortgages, bonds, contracts or other instruments authorized by the board of any committee thereof empowered to authorize the same.

          Section 6.8.   Chief Executive Officer.  The chief executive officer
                         -----------------------
of the corporation shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect and perform such other duties as the board or the executive committee may from time to time determine. The chief executive officer may sign and execute in the name of the corporation deeds, mortgages, bonds, contracts or other instruments authorized by the board of any committee thereof empowered to authorize the same.

          Section 6.9.   President.  The president shall, subject to the Chief
                         ---------
Executive Officer, have general and active management of the business of the corporation, shall see that all orders and resolutions of the board of directors are carried into effect and shall perform such other duties as the board or the executive committee may from time to time determine. The president may sign and execute in the name of the corporation deeds, mortgages, bonds, contracts or other instruments authorized by the board of any committee thereof empowered to authorize the same.

          Section 6.10.  Vice Presidents.  In the absence of the chairman of the
                         ---------------
board, the vice chairman of the board, the chief executive officer and the president, or in the event of their inability or refusal to act, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and

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when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice presidents shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

          Section 6.11.  Secretary.  The secretary shall attend all meetings of
                         ---------
the board of directors and all meetings of the stockholders and record or cause to be recorded all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he or she shall be. The secretary shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

          Section 6.12.  Assistant Secretary.  The assistant secretary, or if
                         -------------------
there be more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

          Section 6.13.  Chief Financial Officer.  The chief financial officer
                         -----------------------
shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other

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valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors. The chief financial officer shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the chief executive officer, president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation. The chief financial officer shall be the treasurer of the Corporation.

          Section 6.14.  Assistant Treasurer.  The assistant treasurer, or if
                         -------------------
there shall be more than one, the assistant treasurers in the order determined by the board of directors (or if there be no such determination, then in the order of their election), shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

          Section 6.15   Subordinate Officers.  The board of directors may
                         --------------------
appoint, or empower the president to appoint, such other officers and agents as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the board of directors or the president may from time to time determine.

          Section 6.16   Authority and Duties of Officers.  In addition to the
                         --------------------------------
foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the board of directors or the shareholders.

                                   ARTICLE 7

                         INDEMNIFICATION OF DIRECTORS,
                        OFFICERS, EMPLOYEES AND AGENTS

          Section 7.1.   Third-Party Actions.  The corporation shall indemnify
                         -------------------
any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, that such person had reasonable cause to believe that his or her conduct was unlawful.

          The corporation may indemnify any employee or agent of the corporation, or any employee or agent serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in the manner and to the extent that it shall indemnify any director or officer under this Section 7.1.

          Section 7.2.   Derivative Actions.  The corporation may indemnify any
                         ------------------
person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person's duty to the corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of Delaware or such other court shall deem proper.

          Section 7.3.   Determination of Indemnification.  Any indemnification
                         --------------------------------
under Section 7.1 or 7.2 of this Article 7 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 7.1 or 7.2 of this Article 7. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

          Section 7.4.   Right to Indemnification.  Notwithstanding the other
                         ------------------------
provisions of this Article 7, to the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 7.1 or 7.2 of this Article 7, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

          Section 7.5.   Advance of Expenses.  Expenses incurred in defending a
                         -------------------
civil or criminal administrative or investigative action, suit or proceeding may be paid by the corporation on behalf of a director, officer, employee or agent in advance of the final disposition of such action, suit or proceeding as authorized by the board of directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the corporation as authorized in this Article 7.

          Section 7.6.   Indemnification Not Exclusive.  The indemnification
                         -----------------------------
provided by this Article 7 shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled under any law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          Section 7.7.   Insurance.  The corporation may purchase and maintain
                         ---------
insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against liability under the provisions of this
Article 7.

          Section 7.8.   Definitions of Certain Terms.  For purposes of this
                         ----------------------------
Article 7, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article 7 with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

          For purposes of this Article 7, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article 7.

          Section 7.9.   Liability of Directors.  Notwithstanding any provision
                         ----------------------
of the Certificate of Incorporation or any other provision herein, no director shall be personally liable to the Corporation or any stockholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director shall be liable under Section 174 of Title 8 of the Delaware Code (relating to the Delaware General Corporation Law) or any amendment thereto or successor provision thereto or shall be liable by reason that, in addition to any and all other requirements for such liability, he (i) shall have breached his duty of loyalty to the Corporation or its stockholders,
(ii) shall not have acted in good faith, (iii) shall have acted in a manner involving intentional misconduct or a knowing violation of law or, in failing to act, shall have acted in a manner involving intentional misconduct or a knowing violation of law or (iv) shall have derived an improper personal benefit.

          Section 7.10   Indemnity Fund.  Upon resolution passed by the board of
                         --------------
directors, the Corporation may establish a trust or other designated account, grant a security interest or use other means (including, without limitation, a letter of credit), to ensure the payment of certain of its obligations arising under this Article VII and/or agreements which may be entered into between the Corporation and its officers and directors from time to time.

          Section 7.11   Indemnification of Other Persons.  The provisions of
                         --------------------------------
this Article VII shall not be deemed to preclude the indemnification of any person who is not a director or officer of the Corporation or is not serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, but whom the Corporation has the power or obligation to indemnify under the provisions of the General Corporation Law or otherwise. The Corporation may, in its sole discretion, indemnify an employee, trustee or other agent to the fullest extent permitted by the General Corporation Law. The Corporation shall indemnify an employee, trustee or other agent where required by law.

          Section 7.12   Savings Clause.  If this Article VII or any portion
                         --------------
thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each person entitled to indemnification hereunder against expenses (including attorney's fees, costs and expenses), judgments, fines and amounts paid in settlement with respect to any action, suit, proceeding or investigation, whether civil, criminal or administrative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this
Article 7 that shall not have been invalidated, or by any other applicable law.

          Section 7.13   Continuation of Indemnification and Advancement of
                         --------------------------------------------------
Expenses.  The indemnification and advancement of expenses provided by or
--------
granted pursuant to this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                   ARTICLE 8

                             CERTIFICATES OF STOCK

          Section 8.1.   Certificates.  Every holder of stock in the corporation
                         ------------
shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman or vice chairman of the board of directors, or, chief executive officer, the president or a vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number and class or series of shares owned by him in the corporation.

          Section 8.2.   Facsimile Signatures.  Any of or all the signatures on
                         --------------------
the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

          Section 8.3.   Lost Certificates.  The board of directors may direct a
                         -----------------
new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

          Section 8.4.   Transfers of Stock.  Upon surrender to the corporation
                         ------------------
or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

          Section 8.5.   Fixing Record Date.   In order that the corporation may
                         ------------------
determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting. If no record date is fixed by the board of directors: (i) the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held; (ii) the record date for determining shareholders entitled to consent to corporate action in writing without a meeting shall be, when no prior action by the board of directors is otherwise required by the General Corporation Law, the day on which the first such signed written consent is delivered to the Corporation and, when prior action by the board of directors is otherwise required by the General Corporation Law, the close of business on the date on which the resolution taking such prior action is adopted by the board of directors; and (iii) the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

          Section 8.6.   Registered Stockholders.  The corporation shall be
                         -----------------------
entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE 9

                            AFFILIATED TRANSACTIONS

          Section 9.1.   Validity.  Except as otherwise provided for in the
                         --------
certificate of incorporation and except as otherwise provided in this Bylaw, if
Section 9.2 is satisfied, no contract or transaction between the corporation and any of its directors, officers or security holders, or any corporation, partnership, association or other organization in which any of such directors, officers or security holders are directly or indirectly financially interested, shall be void or voidable solely because of this relationship, or solely because of the presence of the director, officer or security holder at the meeting authorizing the contract or transaction, or solely because of his or their participation in the authorization of such contract or transaction or vote at the meeting therefor, whether or not such participation or vote was necessary for the authorization of such contract or transaction.

          Section 9.2.   Disclosure, Approval; Fairness.  Section 9.1 shall
                         ------------------------------
apply only if:

               (a) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known:

                    (i) to the board of directors (or committee thereof) and it nevertheless in good faith authorizes or ratifies the contract or transaction by a majority of the directors present, each such interested director to be counted in determining whether a quorum is present but not in calculating the majority necessary to carry the vote; or

                    (ii) to the stockholders and they nevertheless authorize or ratify the contract or transaction by a majority of the shares present at a meeting considering such contract or transaction, each such interested person (stockholder) to be counted in determining whether a quorum is present for voting purposes; or

               (b) the contract or transaction is fair to the corporation as of the time it is authorized or ratified by the board of directors (or committee thereof) or the stockholders.

          Section 9.3.   Nonexclusive.  This provision shall not be construed to
                         ------------
invalidate a contract or transaction which would be valid in the absence of this provision.

                                  ARTICLE 10

                              GENERAL PROVISIONS

          Section 10.1.  Dividends.  Dividends upon the capital stock of the
                         ---------
corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

          Section 10.2.  Reserves.  Before payment of any dividend, there may be
                         --------
set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

          Section 10.3.  Annual Statement.  The board of directors shall present
                         ----------------
at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

          Section 10.4.  Checks.  All checks or demands for money and notes of
                         ------
the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

          Section 10.5.  Fiscal Year.  The fiscal year of the corporation shall
                         -----------
be fixed by resolution of the board of directors.

          Section 10.6.  Seal.  The corporate seal shall have inscribed thereon
                         ----
the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                  ARTICLE 11

                            RIGHT OF FIRST REFUSAL

          Section 11.1.  Right of First Refusal.  Except as provided in Section
                         ----------------------
11.5, any holder of the corporation's Class A Voting Common Stock or Class B Nonvoting Common Stock (collectively, the "Common Stock") desiring to sell, assign, transfer or otherwise dispose of shares of Common Stock owned by him (the "Offeror Shareholder"), or any interest therein, to any person or entity shall, not less than 30 days prior to the date of the proposed sale, assignment, transfer or other disposition, deliver a written notice (a "Notice of Proposed

Transfer") to the corporation containing the following information: (i) the number of shares of Common Stock proposed to be so transferred (the "Offered Stock"); (ii) the terms and conditions of the proposed transfer, including the identity of the proposed transferee(s) and the consideration to be received for the Offered Stock; and (iii) an affirmative offer made by the Offeror to transfer the Offered Stock to the corporation at a per share price (the "Offer Price") equal to the per share cash price plus the fair market value of any consideration other than cash offered in the proposed transfer for the Offered Stock as indicated in the Notice of Proposed Transfer. The date that the Notice of Proposed Transfer is received by the corporation shall constitute the "First Refusal Notice Date."

          Section 11.2.  Exercise of Right of First Refusal.  The corporation
                         ----------------------------------
shall have the sole and exclusive option to acquire all or any portion of the Offered Stock offered for transfer in accordance with the provisions of the Notice of Proposed Transfer for a period of thirty days from the First Refusal Notice Date. The corporation may exercise such option by giving written notice of exercise to the Offeror Shareholder prior to the termination of its exclusive option period. Such notice of exercise shall refer to the Notice of Proposed Transfer and shall set forth the number of shares to be acquired by the corporation.

          Section 11.3.  Closing.  The consummation of any transfer of shares of
                         -------
Common Stock to the corporation required pursuant to an exercise of option rights created by this Article 11 shall constitute the "Closing," and the time and date of such Closing shall constitute the "Closing Date." The Closing shall be held on the 35th day subsequent to the date of giving of the Notice of Proposed Transfer to the corporation. At the Closing, the Offeror shall present to the corporation all share certificates representing the shares of Offered Stock with respect to which the corporation has exercised its option pursuant to
Section 11.2 above. Such shares of Common

Stock shall be transferred free of all liens and encumbrances, or adverse claims of any kind or character. At the Closing, the corporation, upon receipt of proper tender of the Common Stock, shall tender full payment of the aggregate purchase price for the Offered Stock in cash.

          Section 11.4.  Time to Transfer.  If any of the shares of Common Stock
                         ----------------
identified in the Notice of Proposed Transfer are not purchased by the corporation on or prior to the 35th day subsequent to the giving of such notice to the corporation, then such shares that are not so purchased by the corporation may be transferred by the Offeror Shareholder at any time during the ensuing sixty days in strict conformity with the terms and conditions and for the consideration set forth in the Notice of Proposed Transfer. No transfer of the Offered Stock shall be made after the end of such sixty day period, nor shall any change in the terms of transfer be permitted without giving a new Notice of Proposed Transfer in compliance with the requirements of this Article 11.

          Section 11.5.  Permitted Transfers.  Notwithstanding the provisions of
                         -------------------
this Article 11, the transfer of shares of Common Stock by a shareholder to the spouse, parent, child or grandchild of such shareholder or to a trust solely for the benefit of such foregoing persons shall be a permitted transfer that does not require the giving of a Notice of Proposed Transfer under this Section 11.1. Furthermore, the provisions of this Article 11 shall not apply to any shares of Common Stock if so determined by a two-thirds vote of the Board of Directors of the corporation at the time of issuance of such shares.

          Section 11.6   Assignment of Right of First Refusal.  If the
                         ------------------------------------
Corporation is restricted from exercising all or any part of its right of first refusal by reason of any provision of applicable law, the Corporation's rights under this Article 11 may be assigned and transferred, upon the approval of two-thirds of the board of directors, to any third party or parties (each an "Assignee"). The

Assignees will then have the right to exercise all or a part of the Corporation's right of first refusal in their own names, for their own accounts, and in the manner hereinafter provided.

          Section 11.7   Endorsements on Certificates.  The certificates
                         ----------------------------
representing the Common Stock shall be endorsed as follows:

"THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL FOR THE BENEFIT OF THE CORPORATION, AND MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH PROVISIONS OF ARTICLE 11 OF THE BYLAWS OF THE CORPORATION. THE BYLAWS MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE CORPORATION DURING NORMAL BUSINESS HOURS."

          Section  11.8  Effect of Unauthorized Transfer.  In the event of any
                         --------------------------------
proposed or attempted transfer of Common Stock that does not comply with the provisions of this Article 11, the purported transferee shall not be deemed to be a shareholder of the corporation and shall not be entitled to receive a new stock certificate or any dividends or other distributions on or with respect to the Common Stock.

                                  ARTICLE 12

                                  AMENDMENTS

          Section 12.1.  Amendments Prior to Issuance of Stock.  These Bylaws
                         -------------------------------------
may be amended or repealed and new Bylaws may be adopted by the incorporators, by the initial directors if they were named in the Certificate of Incorporation or, before the Corporation has received any payment for any of its stock, by the board of directors.

          Section 12.2.  Amendment after the Issuance of Stock.  After the
                         -------------------------------------
Corporation has received any payment for any of its stock, these Bylaws may be amended or repealed and new

Bylaws may be adopted only by the affirmative vote or written consent of a majority of the outstanding shares entitled to vote, except as otherwise provided by law or by the Certificate of Incorporation; provided, however, that
                                                        --------  -------
if the Certificate of Incorporation so provides, these Bylaws may be amended or repealed and new Bylaws may be adopted by the board of directors, subject to the right of shareholders as provided in the preceding clause of this Section 12.2.